Holders of Record, holding 5% or more of the outstanding balance for Wachovia Commercial Mortgage Securities Inc., Commercial Mortgage Pass Through Certificates Series 2002 C1 as reflected in the security position listing as of December 31, 2003 provided by DTC.

Class	Name and Address of Holder	Amount Held	% Class
A1	Deutsche Bank Trust Co Americas	17,000,000	13%
	648 Grassmere Park Road
	Nashville, TN 37211

	Union Bank	38,932,000	30%
	530 B Street, Suite 242
	San Diego, CA 92101

	Citibank	8,175,000	6%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	Northern Trust	13,590,000	10%
	801 S. Canal C-IN
	Chicago, IL 60607

	US Bank NA	9,700,000	7%
	Attn: Securities Control
	1555 N. Rivercenter Dr., Suite 0300
	Milwaukee, WI 53212

	JP Morgan Chase Bank	29,960,000	23%
	14201 Dallas Parkway
	Dallas, TX 75254

	SSB&T Co.	11,425,000	8%
	1776 Heritage Drive
	Global Corporate Action Unit JAB5NW
	No. Quincy, MA 02171

A2	The Bank of New York	32,950,000	8%
	One Wall Street
	New York, NY 10286

	Deutsche Bank Trust Co Americas	33,250,000	8%
	648 Grassmere Park Road
	Nashville, TN 37211

	JP Morgan Chase Bank	58,700,000	14%
	14201 Dallas Parkway
	Dallas, TX 75254

	Federal Home Loan Mortgage Corp/Retained	160,553,000	37%
	Freddie Mac's Treasury Services Unit
	1551 Park Run Drive, Mailstop D5A
	McLean, VA 22102

	SSB&T Co.	82,000,000	19%
	1776 Heritage Drive
	Global Corporate Action Unit JAB5NW
	No. Quincy, MA 02171

B	Deutsche Bank Trust Co Americas	13,000,000	49%
	648 Grassmere Park Road
	Nashville, TN 37211

	US Bank NA	3,402,000	13%
	Attn: Securities Control
	1555 N. Rivercenter Dr., Suite 0300
	Milwaukee, WI 53212

	JP Morgan Chase Bank	8,000,000	30%
	14201 Dallas Parkway
	Dallas, TX 75254

	Northern Trust	2,000,000	8%
	801 S. Canal C-IN
	Chicago, IL 60607

C	The Bank of New York	8,000,000	24%
	One Wall Street
	New York, NY 10286

	Wells Fargo	4,500,000	14%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

	Citibank	15,074,000	46%
	3800 Citibank Center B3-15
	Tampa, FL 33610

	JP Morgan Chase Bank	5,200,000	16%
	14201 Dallas Parkway
	Dallas, TX 75254

D	The Bank of New York	5,104,000	56%
	One Wall Street
	New York, NY 10286

	Citibank	4,000,000	44%
	3800 Citibank Center B3-15
	Tampa, FL 33610